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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     January 8, 2001
                                                -------------------------------


                              CARMIKE CINEMAS, INC.
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             (Exact name of registrant as specified in its charter)



   DELAWARE                          1-11604                     58-1469127
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



       1301 FIRST AVENUE, COLUMBUS, GEORGIA                     31901
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     (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code         (706) 576-3400
                                                   -----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

         On January 8, 2001, the New York Stock Exchange ("NYSE") issued a press release announcing that it has determined to suspend trading in the registrant's Class A Common Stock prior to the opening of the NYSE on January 12, 2001 and that the NYSE's application to the Securities and Exchange Commission to delist the issue is pending upon the completion of certain procedures.

         A copy of the NYSE's press release is attached hereto as Exhibit 99 and incorporated herein in its entirety by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99 -- NYSE Press Release dated January 8, 2001.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CARMIKE CINEMAS, INC.



                                  By:  /s/ F. Lee Champion, III
                                       -----------------------------------
                                       F. Lee Champion, III
                                       Senior Vice President and General Counsel


DATED: January 9, 2001


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                                  EXHIBIT INDEX


Exhibit
Number                     Description
-------                    -----------

99                         NYSE Press Release dated January 8, 2001


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